UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08252
---------------------------------------------------------------------

CREDIT SUISSE EMERGING MARKETS FUND, INC.
------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
-------------------------------------------------------------------------

(Address of Principal Executive Offices)           (Zip Code)

J. Kevin Gao, Esq.

Credit Suisse Emerging Markets Fund, Inc.

Eleven Madison Avenue

New York, New York  10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2006

■  CREDIT SUISSE
EMERGING MARKETS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risk, including loss of your investment.

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

Dear Shareholder:

Performance Summary

11/01/05 – 10/31/06

Fund & Benchmark	Performance
Common Class[1]	33.99%
Advisor Class[1]	34.44%
Class A1,2	34.07%
MSCI Emerging Markets Free Index[3]	35.42%

The recent performance of the Fund was attributable to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.2

Market Review: Strong Gains Despite Volatility

For the period ending October 31, 2006, emerging markets equities showed strong gains, aided by positive global liquidity conditions, solid earnings growth and high commodity prices. Volatility was higher during the period, however, as changes in expectations regarding global growth and inflation prompted a sell-off in cyclical asset classes during the second quarter.

The Federal Reserve's August pause in tightening prompted a bounce-back in risk appetite and markets overall. However, gains in energy and commodity-intensive indexes were more subdued as commodity prices tumbled from multiyear highs in August and September before regaining ground in October.

By region, Latin America and Eastern Europe were the strongest performers. Within Latin America, both the larger markets of Brazil and Mexico, as well as the smaller markets of Argentina, Peru and Venezuela, strongly outperformed the MSCI Emerging Markets Free Index (the Fund's benchmark). Within Eastern Europe, Russia led the region overall with Poland and, to a lesser extent, the Czech Republic also outperforming. Performance in non-Japan Asia was more mixed — China, India and Indonesia posted strong returns while the larger North Asian markets of Taiwan and Korea disappointed.

Strategic Review and Outlook: Global Backdrop is Relatively Constructive for Emerging Markets

The MSCI Emerging Markets Free Index returned 35.42% for the 12-month period and the Fund's Class A shares returned 34.07%, with China (insurance/banking), Taiwan (selected technology) and Russia (financials, energy, commodity) contributing to the positive performance. In China, the market

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

enjoyed strong gains due to ample domestic liquidity, A-share market reform and expectations of currency revaluation. The most significant gains in China occurred in the financials and property sectors. In Taiwan, an upturn in the tech cycle combined with attractive valuations helped cause a sector rebound. The Fund was overweight in Russia, where the benefits of strong liquidity and higher commodity prices led to broad-based gains in all sectors. The most substantial increases in Russia, however, occurred in banks, metals producers and energy.

Brazil telecoms were a performance disappointment. The sector, which suffers from an intensely competitive environment, underperformed the market as a whole.

In our view, the global backdrop, while more challenging from a cyclical standpoint, still looks relatively positive for emerging markets. We believe that although global growth has entered a short, shallow period of deceleration led by the U.S. housing and consumer sector, growth elsewhere potentially remains supportive. Given the low level of inflation (not including energy) and the recent decline in energy prices, we expect monetary policy among the major central banks to probably remain relatively non-aggressive going forward. We believe China's economy shows some signs of moderation in activity indicators, but the strength of growth to date — as well as the moderate nature of tightening — suggests to us that commodity demand will likely be well underpinned over the medium term even if some speculative sell-off takes place.

One concern is that, with many markets retesting May highs, the asset class could be vulnerable to any negative external shocks, such as a sudden shift in risk appetite coming from investor complacency over U.S. interest rates, a more dramatic slowdown in the U.S. housing market that carries into the broader economy, or a sudden rise in geopolitical tensions.

While emerging markets will usually be susceptible to external events — as illustrated by the sell-off in May — we believe that the global cycle is a less important determinant of market performance than in the past. Approximately 50% of our universe is dominated by sectors exposed to the local economy. As a longer term trend, we would expect this to continue as we believe: (1) The larger tech-heavy markets of Korea and Taiwan eventually graduate to developed market status; (2) New equity supply emanates from markets with large domestic economies (Brazil, China, Russia); (3) Significant expenditures in infrastructure spending take place in many markets (India, South Africa, China); and (4) Improved fiscal balance sheets and inflationary dynamics allow for the pursuit of monetary policies that are countercyclical to global monetary developments. We have observed that an easing in inflationary pressures in many markets over the past few months has already allowed several central

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

banks (Israel, Brazil, Korea, Taiwan, Thailand, Indonesia) to either cut rates or keep rates on hold against expectations of additional tightening.

Within Latin America, we continue to favor Brazil, although it underperformed along with other commodity producing economies toward the latter part of the third quarter. While domestic growth has been somewhat disappointing in Brazil, the interest rate cycle could remain equity-friendly and the successful conclusion of the Presidential election might remove outstanding political risks (which we saw as minimal in any case). In Mexico, we trimmed our neutral position toward the end of the period and are now modestly underweight the market, primarily due to our analysis of the less attractive valuations among many of the MSCI Emerging Markets Free Index heavyweights. Elsewhere in the region we are relatively underweight, although we have added to smaller positions in Colombia, Argentina and Chile on stock-specific grounds.

In Asia, we are overweight in China, which, in our view, continues to benefit from ample liquidity conditions, upside earnings surprises, and a revival in the domestic A-share market. Profit-taking in some of the stronger tech names has reduced our overweight in Taiwan, although we have added more to life insurance within the financial sector. We moved from being broadly neutral to slightly underweight Korea toward the end of the period, which, despite fairly good valuation and local inflows into the market, may, in our opinion, remain relatively lackluster until greater global cyclical clarity emerges. We reduced our neutral position in India to a slight underweight — primarily due to valuation concerns — but remain positive on the longer-term prospects for the economy and the market. In Southeast Asia, we added back Thai Property stocks and are now marginally overweight in both Thailand and Indonesia. The September coup in Thailand appears to be unlikely to result in a meaningful rise in political risk and activity indicators for the economy show that the worst may be over. Elsewhere in the region, we remain underweight.

In the Eastern Europe, Middle East and Africa (EMEA) region, we have few strong country positions. The benchmark's inclusion of Gazprom (3.7% of the Fund's net assets on October 31, 2006) left our Russian exposure as a technical underweight. Regardless, even with the recent decline in crude oil prices, we would still be net buyers of the market — which continues to enjoy robust liquidity conditions. After what we saw as an excessive sell-off of both domestic and commodity names as well as the rand, we added to our South Africa positions. We remain slightly underweight in Turkey, reflecting our concerns that earnings growth may slow on the back of central bank rate hikes following the sharp depreciation in the lira. Relatively poor valuations and macro

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

fundamentals — in addition to the rising political tensions in Hungary and Poland — have kept us underweight the Central European markets, although we maintain some exposure to the Czech Republic.

The Credit Suisse Emerging Markets Team

Neil Gregson

Annabel Betz

Matthew J.K. Hickman

Jonathon S. Ong

Elizabeth H. Eaton

The Fund may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more-developed markets. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are heightened for emerging-market investments.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Markets Fund1 Common Class shares, Advisor
Class shares and the MSCI Emerging Markets Free Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Markets Fund1 Class A shares2 and
the MSCI Emerging Markets Free Index3,4 from Inception (11/30/01).

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Average Annual Returns as of September 30, 20061

	1 Year	5 Years	10 Years	Since Inception
Common Class[5]	19.08%	21.97%	3.59%	5.22%
Advisor Class[5]	19.41%	21.97%	3.20%	4.86%
Class A Without Sales Charge	19.06%	—	—	19.26%
Class A With Maximum Sales Charge	12.24%	—	—	17.79%

Average Annual Returns as of October 31, 20061

	1 Year	5 Years	10 Years	Since Inception
Common Class[5]	33.99%	21.99%	4.46%	5.66%
Advisor Class[5]	34.44%	21.96%	4.07%	5.30%
Class A Without Sales Charge	34.07%	—	—	20.20%
Class A With Maximum Sales Charge	26.36%	—	—	18.75%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 26.36%.

3  The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning November 30, 2001 (commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

5  Inception date: 12/30/94.

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2006

Actual Fund Return Common	Advisor Class	Class	Class A
Beginning Account Value 5/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/06	$983.80	$984.40	$983.20
Expenses Paid per $1,000*	$9.50	$8.25	$9.50
Hypothetical 5% Fund Return
Beginning Account Value 5/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/06	$1,015.63	$1,016.89	$1,015.63
Expenses Paid per $1,000*	$9.65	$8.39	$9.65
	Common Class	Advisor Class	Class A
Annualized Expense Ratios*	1.90%	1.65%	1.90%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Emerging Markets Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Emerging Markets Fund

Schedule of Investments

October 31, 2006

	Number of Shares	Value
COMMON STOCKS (93.9%)
Argentina (0.6%)
Energy Equipment & Services (0.6%)
Tenaris SA ADR	5,000	$192,950
TOTAL ARGENTINA		192,950
Austria (0.7%)
Real Estate (0.7%)
Meinl European Land, Ltd.*	23,000	253,959
TOTAL AUSTRIA		253,959
Brazil (6.0%)
Banks (0.6%)
Unibanco-Uniao de Bancos Brasileiros SA GDR	2,600	204,750
Beverages (0.1%)
Companhia de Bebidas das Americas ADR§	1,280	50,393
Commercial Services & Supplies (0.3%)
Companhia de Saneamento de Minas Gerais - Copasa MG	11,300	105,442
Diversified Telecommunication Services (1.1%)
Brasil Telecom Participacoes SA	10,900,000	133,574
Tele Norte Leste Participacoes SA ADR	8,267	246,695
		380,269
Electric Utilities (0.7%)
Obrascon Huarte Lain Brasil SA*	13,900	180,089
Terna Participacoes SA*	5,400	57,031
		237,120
Food Products (0.4%)
Cosan SA Industria e Comercio*	7,200	122,919
Internet & Catalog Retail (0.5%)
Submarino SA	8,700	178,028
Oil & Gas (2.1%)
Petroleo Brasileiro SA-Petrobras ADR	9,100	736,736
Wireless Telecommunication Services (0.2%)
Vivo Participacoes SA§	18,900	65,961
TOTAL BRAZIL		2,081,618
Chile (1.0%)
Electric Utilities (0.6%)
Enersis SA ADR	13,800	190,302
Water Utilities (0.4%)
Inversiones Aguas Metropolitanas SA ADR Rule 144A‡	6,900	152,352
TOTAL CHILE		342,654

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
China (8.2%)
Banks (2.5%)
Bank of Communications, Ltd. Series H	180,000	$134,709
China Construction Bank Series H§	530,000	238,514
China Merchants Bank Company, Ltd. Series H*§	78,000	121,708
Industrial & Commercial Bank of China Series H*	833,700	372,903
		867,834
Commingled Fund (1.0%)
iShares Asia Trust-iShares FTSE/Xinhua A50 China Tracker§	40,300	357,346
Insurance (1.4%)
China Life Insurance Company, Ltd. Series H§	220,000	463,763
Oil & Gas (2.4%)
China Petroleum & Chemical Corp. Series H	534,000	368,827
PetroChina Company, Ltd. Series H	406,000	447,346
		816,173
Real Estate (0.9%)
Guangzhou R&F Properties Company, Ltd. Series H	196,600	320,083
New World China Land, Ltd.	200	96
		320,179
TOTAL CHINA		2,825,295
Columbia (0.6%)
Diversified Financials (0.6%)
Suramericana de Inversiones SA	27,300	220,811
TOTAL COLUMBIA		220,811
Czech Republic (0.6%)
Electric Utilities (0.6%)
CEZ AS	5,500	217,911
TOTAL CZECH REPUBLIC		217,911
Egypt (0.5%)
Diversified Telecommunication Services (0.5%)
Orascom Telecom Holding SAE	3,200	181,048
TOTAL EGYPT		181,048
Hong Kong (3.8%)
Oil & Gas (0.9%)
CNOOC, Ltd.	369,000	309,627
Real Estate (0.9%)
China Resources Land, Ltd.	406,000	323,095
Wireless Telecommunication Services (2.0%)
China Mobile (Hong Kong), Ltd.	82,000	669,065
TOTAL HONG KONG		1,301,787

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Hungary (0.2%)
Oil & Gas (0.2%)
Falcon Oil & Gas, Ltd.*	33,800	$86,578
TOTAL HUNGARY		86,578
India (6.6%)
Automobiles (0.5%)
Mahindra & Mahindra, Ltd.	8,900	154,169
Diversified Financials (0.6%)
ICICI Bank, Ltd. ADR	5,900	207,385
Reliance Capital, Ltd.	490	6,360
		213,745
Diversified Telecommunication Services (0.5%)
Bharti Airtel, Ltd.*	13,700	160,972
Electric Utilities (0.0%)
Reliance Energy, Ltd.	735	7,862
Electrical Equipment (0.4%)
Bharat Heavy Electricals, Ltd.	2,740	146,872
Energy Equipment & Services (0.7%)
Niko Resources, Ltd.	3,800	230,622
Gas Utilities (0.4%)
Gail India, Ltd.	21,000	119,145
Industrial Conglomerates (0.5%)
Grasim Industries, Ltd.	2,960	179,803
IT Consulting & Services (1.6%)
Infosys Technologies, Ltd. ADR§	7,800	406,380
Tata Consultancy Services, Ltd.	6,652	160,254
		566,634
Materials (0.5%)
Hindalco Industries, Ltd.	38,300	160,782
Oil & Gas (0.7%)
Reliance Industries, Ltd. GDR Rule 144A‡	4,300	231,985
Reliance Natural Resources, Ltd. Series L*	9,800	5,565
		237,550
Wireless Telecommunication Services (0.2%)
Reliance Communication Ventures, Ltd.*	9,800	82,255
TOTAL INDIA		2,260,411
Indonesia (2.2%)
Banks (1.0%)
PT Bank Mandiri	1,212,500	361,250

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Indonesia
Wireless Telecommunication Services (1.2%)
PT Telekomunikasi Indonesia	433,500	$397,177
TOTAL INDONESIA		758,427
Israel (2.6%)
Electronic Equipment & Instruments (0.5%)
Orbotech, Ltd.*	6,400	154,560
Insurance (0.6%)
Harel Insurance Investments, Ltd.	4,200	206,633
Internet Software & Services (0.5%)
Check Point Software Technologies, Ltd.*	8,400	174,048
Pharmaceuticals (1.0%)
Teva Pharmaceutical Industries, Ltd. ADR	10,700	352,779
TOTAL ISRAEL		888,020
Kazakhstan (0.6%)
Oil & Gas (0.6%)
KazMunaiGas Exploration Production GDR*	14,600	218,416
TOTAL KAZAKHSTAN		218,416
Malaysia (1.8%)
Food Products (1.2%)
IOI Corporation Berhad	84,900	399,420
Hotels, Restaurants & Leisure (0.6%)
Genting Berhad	28,000	205,014
TOTAL MALAYSIA		604,434
Mexico (6.2%)
Beverages (0.9%)
Fomento Economico Mexicano SA de CV ADR	2,224	215,038
Grupo Modelo SA de CV Series C	16,100	77,797
		292,835
Construction Materials (1.0%)
Cemex SA de CV ADR§	10,734	329,963
Food Products (0.1%)
Grupo Bimbo SA de CV Series A§	9,100	36,700
Household Durables (0.5%)
Consorcio ARA SA de CV	31,300	177,567
Media (0.5%)
Grupo Televisa SA ADR	6,300	155,484
Metals & Mining (0.5%)
Grupo Mexico SA de CV Series B	51,049	178,364

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Mexico
Real Estate (0.6%)
Urbi Desarrollos Urbanos SA de CV*	67,705	$206,423
Transportation Infrastructure (0.6%)
Grupo Aeroportuario del Pacifico SA de CV ADR	5,800	218,892
Wireless Telecommunication Services (1.5%)
America Movil SA de CV ADR Series L	8,800	377,256
America Telecom SA de CV Class A1*§	19,800	151,792
		529,048
TOTAL MEXICO		2,125,276
Russia (10.0%)
Banks (1.0%)
Sberbank RF	155	348,073
Commercial Services & Supplies (0.1%)
OAO TMK	700	17,675
Industrial Conglomerates (1.1%)
Mining and Metallurgical Company Norilsk Nickel ADR	2,500	369,375
Oil & Gas (6.7%)
Gazprom	89,235	937,591
Gazprom ADR	8,250	350,108
Lukoil ADR	12,800	1,034,240
		2,321,939
Wireless Telecommunication Services (1.1%)
OAO Vimpel Communications ADR*§	5,700	376,143
TOTAL RUSSIA		3,433,205
South Africa (8.2%)
Banks (1.9%)
FirstRand, Ltd.§	104,093	271,194
Standard Bank Group, Ltd.	32,557	381,738
		652,932
Diversified Financials (0.4%)
African Bank Investments, Ltd.	37,500	139,422
Diversified Telecommunication Services (0.4%)
Telkom South Africa, Ltd.	7,600	140,390
Electronic Equipment & Instruments (0.9%)
Reunert, Ltd.§	27,500	294,146
Food Products (0.5%)
Tiger Brands, Ltd.	7,800	161,409
Insurance (0.5%)
Liberty Group, Ltd.	17,800	179,577

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
South Africa
Metals & Mining (1.0%)
Anglo Platinum, Ltd.§	3,400	$362,915
Oil & Gas (1.4%)
Sasol	14,100	483,123
Specialty Retail (1.2%)
Edgars Consolidated Stores, Ltd.	42,930	213,516
JD Group, Ltd.	20,300	210,536
		424,052
TOTAL SOUTH AFRICA		2,837,966
South Korea (15.9%)
Automobiles (0.7%)
Hyundai Motor Company, Ltd.	2,830	229,681
Banks (2.8%)
Kookmin Bank	5,740	455,142
Korea Exchange Bank*	25,200	335,613
Shinhan Financial Group Company, Ltd.	3,530	163,153
		953,908
Beverages (0.9%)
Hite Brewery Company, Ltd.	2,600	308,729
Construction & Engineering (1.6%)
GS Engineering & Construction Corp.	3,610	280,494
Hyundai Development Co.	5,480	275,989
		556,483
Electric Utilities (1.1%)
Korea Electric Power Corp.	9,700	373,922
Metals & Mining (1.2%)
POSCO ADR	5,800	409,016
Multiline Retail (0.5%)
Lotte Shopping Company, Ltd.	500	189,387
Semiconductor Equipment & Products (5.5%)
Hynix Semiconductor, Inc. GDR Rule 144A*‡	450	16,267
Samsung Electronics Company, Ltd.	2,910	1,884,419
		1,900,686
Tobacco (0.9%)
KT&G Corp.	5,240	323,644
Wireless Telecommunication Services (0.7%)
SK Telecom Company, Ltd.	1,100	238,242
TOTAL SOUTH KOREA		5,483,698

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Taiwan (13.7%)
Banks (1.6%)
Chinatrust Financial Holding Company, Ltd.	465,560	$337,440
SinoPac Financial Holdings Company, Ltd.	392,000	198,134
		535,574
Computers & Peripherals (1.1%)
Advantech Company, Ltd.	61,778	171,949
High Tech Computer Corp.	8,000	198,055
		370,004
Construction Materials (0.9%)
Asia Cement Corp.	399,600	325,797
Diversified Telecommunication Services (0.6%)
Chunghwa Telecom Company, Ltd.	128,520	219,910
Electronic Equipment & Instruments (3.5%)
AU Optronics Corp. ADR§	33,946	460,984
Hon Hai Precision Industry Company, Ltd.	113,364	733,298
		1,194,282
Food Products (0.8%)
Uni-President Enterprises Corp.	310,000	275,859
Insurance (2.0%)
Cathay Financial Holding Company, Ltd.	139,833	271,057
China Life Insurance Company, Ltd.*	315,000	154,277
Shin Kong Financial Holding Company, Ltd.	298,771	263,964
		689,298
Metals & Mining (0.6%)
China Steel Corp.	245,325	216,854
Semiconductor Equipment & Products (2.6%)
MediaTek, Inc.	10,800	105,142
Taiwan Semiconductor Manufacturing Company, Ltd.	432,174	790,679
		895,821
TOTAL TAIWAN		4,723,399
Thailand (2.1%)
Banks (1.3%)
Krung Thai Bank Public Company, Ltd.	732,800	261,429
Siam City Bank Public Company, Ltd.	290,100	167,730
		429,159
Real Estate (0.8%)
Land and Houses Public Company, Ltd.	1,287,800	285,218
TOTAL THAILAND		714,377

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Turkey (1.2%)
Banks (1.2%)
Akbank T.A.S.	38,694	$217,762
Turkiye Garanti Bankasi AS	52,358	189,928
TOTAL TURKEY		407,690
Zambia (0.6%)
Metals & Mining (0.6%)
First Quantum Minerals, Ltd.	3,800	217,564
TOTAL ZAMBIA		217,564
TOTAL COMMON STOCKS (Cost $21,580,988)		32,377,494
PREFERRED STOCKS (6.6%)
Brazil (6.6%)
Banks (1.5%)
Banco Bradesco SA	4,800	170,829
Banco Itau Holding Financeira SA	10,000	329,747
		500,576
Beverages (0.3%)
Companhia de Bebidas das Americas ADR	2,600	113,516
Diversified Telecommunication Services (0.8%)
Telemar Norte Leste SA Class A	5,200	116,137
Telesp-Telecomunicacoes de Sao Paulo SA	7,100	166,840
		282,977
Industrial Conglomerates (0.9%)
Bradespar SA	3,100	120,317
Itausa-Investimentos Itau SA	43,094	195,919
		316,236
Metals & Mining (1.5%)
Companhia Vale do Rio Doce ADR	24,200	525,624
Oil & Gas (1.0%)
Petroleo Brasileiro SA - Petrobras ADR	3,900	346,164
Road & Rail (0.6%)
All America Latina Logistica	21,300	186,300
TOTAL BRAZIL		2,271,393
TOTAL PREFERRED STOCKS (Cost $1,022,845)		2,271,393
RIGHTS (0.0%)
Thailand (0.0%)
Diversified Telecommunication Services (0.0%)
True Corporation Public Company, Ltd. strike price THB 20.60, expires 04/03/08*^ (Cost $0)	191,874	0

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
SHORT-TERM INVESTMENT (8.5%)
State Street Navigator Prime Portfolio§§ (Cost $2,930,060)	2,930,060	$2,930,060
TOTAL INVESTMENTS AT VALUE (109.0%) (Cost $25,533,893)		37,578,947
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.0%)		(3,107,614)
NET ASSETS (100.0%)		$34,471,333

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $400,604 or 1.2% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2006

Assets
Investments at value, including collateral for securities on loan of $2,930,060 (Cost $25,533,893) (Note 2)	$37,578,947[1]
Cash	41,438
Foreign currency at value (cost $15,188)	15,195
Receivable for investments sold	259,672
Dividend and interest receivable	48,849
Receivable for fund shares sold	27,757
Prepaid expenses and other assets	14,667
Total Assets	37,986,525
Liabilities
Advisory fee payable (Note 3)	25,156
Administrative services fee payable (Note 3)	7,260
Distribution fee payable (Note 3)	8,611
Payable upon return of securities loaned (Note 2)	2,930,060
Loan payable (Note 4)	254,000
Payable for fund shares redeemed	176,476
Deferred foreign tax liability (Note 2)	34,362
Payable for investments purchased	15,542
Directors' fee payable	7,583
Other accrued expenses payable	56,142
Total Liabilities	3,515,192
Net Assets
Capital stock, $0.001 par value (Note 6)	1,955
Paid-in capital (Note 6)	68,129,548
Undistributed net investment income	89,470
Accumulated net realized loss on investments and foreign currency transactions	(45,761,617)
Net unrealized appreciation from investments and foreign currency translations	12,011,977
Net Assets	$34,471,333
Common Shares
Net assets	$31,999,607
Shares outstanding	1,812,727
Net asset value, offering price, and redemption price per share	$17.65
Advisor Shares
Net assets	$844,892
Shares outstanding	49,474
Net asset value, offering price, and redemption price per share	$17.08
A Shares
Net assets	$1,626,834
Shares outstanding	92,763
Net asset value and redemption price per share	$17.54
Maximum offering price per share (net asset value/(1-5.75%))	$18.61

1  Including $2,809,055 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statement of Operations

For the Year Ended October 31, 2006

Investment Income (Note 2)
Dividends	$953,834
Interest	11,818
Securities lending	11,921
Foreign taxes withheld	(109,574)
Total investment income	867,999
Expenses
Investment advisory fees (Note 3)	452,231
Administrative services fees (Note 3)	71,875
Distribution fees (Note 3)
Common Class	85,815
Class A	2,405
Transfer agent fees (Note 3)	85,964
Custodian fees	42,350
Registration fees	38,073
Legal fees	26,923
Directors' fees	24,813
Audit and tax fees	24,408
Printing fees (Note 3)	24,142
Insurance expense	4,045
Interest expense (Note 4)	2,052
Commitment fees (Note 4)	920
Miscellaneous expense	27,788
Total expenses	913,804
Less: fees waived (Note 3)	(220,655)
Net expenses	693,149
Net investment income	174,850
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments (net of Thailand Capital Gain Tax of $24,147)	8,250,690
Net realized loss on foreign currency transactions	(60,916)
Net change in unrealized appreciation (depreciation) from investments	2,144,670
Net change in unrealized appreciation (depreciation) from foreign currency translations	(6,682)
Net realized and unrealized gain from investments and foreign currency related items	10,327,762
Net increase in net assets resulting from operations	$10,502,612

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
From Operations
Net investment income	$174,850	$244,845
Net realized gain from investments and foreign currency transactions	8,189,774	5,824,803
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	2,137,988	2,470,317
Net increase in net assets resulting from operations	10,502,612	8,539,965
From Dividends
Dividends from net investment income
Common Class shares	(71,660)	(169,468)
Advisor Class shares	(4,938)	(9,668)
Class A shares	(1,066)	(1,905)
Net decrease in net assets resulting from dividends	(77,664)	(181,041)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	5,267,571	3,617,673
Reinvestment of dividends	74,368	175,398
Net asset value of shares redeemed	(15,028,283)[1]	(11,888,350)[2]
Net decrease in net assets from capital share transactions	(9,686,344)	(8,095,279)
Net increase in net assets	738,604	263,645
Net Assets
Beginning of year	33,732,729	33,469,084
End of year	$34,471,333	$33,732,729
Undistributed net investment income	$89,470	$77,645

1  Net of $1,818 of redemption fees retained by the Fund.

2  Net of $1,150 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$13.20	$10.39	$8.86	$6.43	$6.58
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.08	0.08	0.07	0.03	(0.00)[2]
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	4.40	2.79	1.46	2.40	(0.15)
Total from investment operations	4.48	2.87	1.53	2.43	(0.15)
LESS DIVIDENDS
Dividends from net investment income	(0.03)	(0.06)	—	—	—
REDEMPTION FEES	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net asset value, end of year	$17.65	$13.20	$10.39	$8.86	$6.43
Total return[4]	33.99%	27.70%	17.27%	37.64%	(2.28)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$32,000	$32,177	$32,072	$36,139	$30,769
Ratio of expenses to average net assets	1.92%	1.95%	1.95%	1.85%	1.65%
Ratio of net investment income (loss) to average net assets	0.48%	0.69%	0.72%	0.44%	(0.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.61%	0.57%	0.72%	0.97%	1.16%
Portfolio turnover rate	70%	90%	114%	156%	145%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $(0.01) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5  Represents less than (0.01)%.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$12.76	$10.06	$8.56	$6.25	$6.41
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.11	0.11	0.09	0.01	(0.01)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	4.27	2.69	1.41	2.30	(0.15)
Total from investment operations	4.38	2.80	1.50	2.31	(0.16)
LESS DIVIDENDS
Dividends from net investment income	(0.06)	(0.10)	—	—	—
Net asset value, end of year	$17.08	$12.76	$10.06	$8.56	$6.25
Total return[2]	34.44%	27.96%	17.52%	36.80%	(2.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$845	$1,090	$1,181	$1,183	$1,105
Ratio of expenses to average net assets	1.67%	1.70%	1.70%	2.10%	1.90%
Ratio of net investment income (loss) to average net assets	0.73%	0.94%	0.97%	0.16%	(0.19)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.61%	0.57%	0.72%	0.97%	1.19%
Portfolio turnover rate	70%	90%	114%	156%	145%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.11	$10.33	$8.78	$6.45	$7.14
INVESTMENT OPERATIONS
Net investment income (loss)	0.07[2]	0.09[2]	0.03[2]	(0.03)[2]	0.07
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	4.39	2.75	1.52	2.36	(0.76)
Total from investment operations	4.46	2.84	1.55	2.33	(0.69)
LESS DIVIDENDS
Dividends from net investment income	(0.03)	(0.06)	—	—	—
Net asset value, end of period	$17.54	$13.11	$10.33	$8.78	$6.45
Total return[3]	34.07%	27.57%	17.65%	36.34%	(9.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,627	$466	$216	$60	$90
Ratio of expenses to average net assets	1.92%	1.95%	1.95%	1.85%	1.65%[4]
Ratio of net investment income (loss) to average net assets	0.48%	0.77%	0.32%	(0.41)%	1.92%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.61%	0.57%	0.72%	0.97%	1.52%[4]
Portfolio turnover rate	70%	90%	114%	156%	145%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements

October 31, 2006

Note 1. Organization

Credit Suisse Emerging Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks growth of capital. The Fund was incorporated under the laws of the State of Maryland on December 23, 1993.

The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares, and Class A shares. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Effective December 12, 2001, the Fund closed its Advisor Class to new investments, except for reinvestment of dividends. Advisor Class shareholders may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2006, the Fund had no open forward foreign currency contracts.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from the securities lending activities. During the year ended October 31, 2006, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $121,193, of which $105,900 was rebated to borrowers (brokers). The Fund retained $11,921 in income from the cash collateral investment and SSB, as lending agent, was paid $3,372. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For the period from November 1, 2005 through February 28, 2006, the Fund paid Credit Suisse for its advisory services an advisory fee at the annual rate of 1.25% of the Fund's average daily net assets. Effective March 1, 2006, Credit Suisse agreed to voluntarily waive part of its advisory fee from 1.25% to 1.20%. Effective October 1, 2006, the Fund pays Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee will apply to the Fund. The fee adjustment will go into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Fund's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Fund's Class A shares ("Class A Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Credit Suisse determines whether

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 3. Transactions with Affiliates and Related Parties

the Fund's performance was above or below the Index by comparing the investment performance of the Class A Shares against the investment record of the Index, Credit Suisse will apply the same Performance Adjustment (positive or negative) across each other class of the Fund's shares.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return of Class A Shares (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the year ended October 31, 2006, investment advisory fees earned and voluntarily waived were $452,231, and $220,655, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited (Credit Suisse U.K.) ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited (Credit Suisse Australia) ("Credit Suisse Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund (the "Sub-Advisers"). Credit Suisse U.K. and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2006, co-administrative services fees earned by CSAMSI were $36,292. Effective December 1, 2006, the co-administration fee was reduced to an annual rate of 0.09%.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 3. Transactions with Affiliates and Related Parties

of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $35,583.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the year ended October 31, 2006, the Fund reimbursed Credit Suisse $49,555, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2006, CSAMSI and its affiliates advised the Fund that they retained $4,434, from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2006, Merrill was paid $371 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2006, the Fund had a loan outstanding of $254,000. During the year ended October 31, 2006, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$426,500	5.532%	$1,398,000

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $25,069,627, and $34,735,110, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue three billion full and fractional shares of capital stock, $0.001 par value per share, of which one billion are classified as Common Class shares, one billion are classified as Advisor Class shares and one billion are classified as Class A shares. Transactions in capital shares of each class of the Fund were as follows:

	Common Class
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	222,277	$3,616,446	283,392	$3,411,924
Shares issued in reinvestment of dividends	4,674	69,883	13,388	165,687
Shares redeemed	(852,661)	(13,732,720)	(944,627)	(11,505,366)
Net decrease	(625,710)	$(10,046,391)	(647,847)	$(7,927,755)
	Advisor Class
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	279	$4,029	745	$8,801
Shares redeemed	(36,214)	(563,569)	(32,705)	(360,793)
Net decrease	(35,935)	$(559,540)	(31,960)	$(351,992)
	Class A
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	102,248	$1,651,125	16,337	$205,749
Shares issued in reinvestment of dividends	31	456	74	910
Shares redeemed	(45,065)	(731,994)	(1,771)	(22,191)
Net increase	57,214	$919,587	14,640	$184,468

Effective September 16, 2002, a redemption fee of 2% of the value of Common Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption,

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 6. Capital Share Transactions

is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest. Effective March 1, 2007, the Fund will impose a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase.

On October 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	3	49%
Advisor Class	2	23%
Class A	3	65%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions and losses deferred due to wash sales and the accrual of foreign capital gain tax.

The tax characteristics of dividends paid during the years ended October 31, 2006 and 2005, respectively, by the Fund were as follows:

Ordinary Income
2006	2005
$77,664	$181,041

At October 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$89,470
Accumulated realized loss	(45,667,511)
Unrealized appreciation	11,917,871
$(33,660,170)

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 7. Federal Income Taxes

At October 31, 2006, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2007	2008	2009	2010
$21,741,773	$1,548,749	$18,753,909	$3,623,080

During the tax year ended October 31, 2006, the Fund has utilized $8,245,978 of the capital loss carryforward.

It is uncertain whether the Fund will be able to realize the benefits before they expire.

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $25,628,422, $12,233,627, $(283,102) and $11,950,525, respectively.

At October 31, 2006, the Fund reclassified $85,361 from accumulated undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences that arose principally from differing book/tax treatments of foreign currency contracts, security litigation and foreign capital gains tax. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9: Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 9: Recent Accounting Pronouncements

confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Emerging Markets Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2006

Credit Suisse Emerging Markets Fund

Information Concerning Directors and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	42	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Director, Nominating and Audit Committee Member	Since 1999	Currently retired	36	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Director, Nominating and Audit Committee Member	Since 1998[2]	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	35	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Director of the fund on February 6, 1998. He resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

Credit Suisse Emerging Markets Fund

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	35	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005.	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	42	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Director

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	35	None

3  Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Emerging Markets Fund

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Steven B. Plump Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director; Associated with Credit Suisse or its predecessor since 1995; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Emerging Markets Fund

Tax Information Letter

October 31, 2006 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2006, the Fund designated approximately $77,664, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

Credit Suisse Emerging Markets Fund

Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Emerging Markets Fund (the "Fund") was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on May 19, 2006 and adjourned to September 14, 2006. The following matter was voted upon by the shareholders of the Fund and the results are presented below.

1. Approval of an Amended Investment Advisory Agreement:

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	944,039	42.76%	83.66%
Against	110,190	4.99%	9.77%
Abstain	74,220	3.36%	6.58%

Credit Suisse Emerging Markets Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

This page intentionally left blank

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  EMK-AR-1006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit Fees	$12,515	$15,592

Audit-Related Fees[1]	$3,150	$3,245

Tax Fees[2]	$2,439	$2,515

All Other Fees	--	--

Total	$18,104	$21,352

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 for 2005 and $3,245 for 2006).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit-Related Fees	N/A	N/A

2

Tax Fees	N/A	N/A

All Other Fees	$2,444,000	N/A

Total	$2,444,000	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $5,589 and $5,760, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

4

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE EMERGING MARKETS FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	December 29, 2006

6